Consent of Independent Auditors

We consent to incorporation by reference in Registration Statements Nos. 33-17073, 33-35152, 33-79450 and 333-65885 of L. B. Foster Company, as amended and restated, of our report dated January 20, 1999, with respect to the consolidated financial statements and schedule of L. B. Foster Company included in this Form 10-K for the year ended December 31, 1998.


                                                     /s/Ernst & Young LLP
                                                     --------------------
                                                     Ernst & Young LLP

Pittsburgh, Pennsylvania
March 30, 1999

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